UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-8709

Western Asset High Income Fund II Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	April 30

Date of reporting period:	July 31, 2012

ITEM 1.                  SCHEDULE OF INVESTMENTS.

Western Asset High Income Fund II Inc.

FORM N-Q

JULY 31, 2012

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited)

July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES — 111.2%
CONSUMER DISCRETIONARY — 22.4%
Auto Components — 0.3%
Europcar Groupe SA	11.500%	5/15/17	380,000	EUR	$427,810	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	2,010,000	EUR	1,768,269	(a)
Total Auto Components					2,196,079
Automobiles — 0.9%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.000%	6/15/19	200,000		209,000
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	5,322,000		5,568,143
Escrow GCB General Motors	—	—	6,185,000		0	*(b)(c)(d)
Escrow GCB General Motors	—	—	7,855,000		0	*(b)(c)(d)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	1,020,000		1,138,575	(a)(e)
Total Automobiles					6,915,718
Diversified Consumer Services — 1.2%
Realogy Corp., Senior Secured	7.625%	1/15/20	1,320,000		1,423,950	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	2,090,000		2,194,500	(e)
ServiceMaster Co., Senior Notes	8.000%	2/15/20	1,390,000		1,548,112
Sotheby’s, Senior Notes	7.750%	6/15/15	3,310,000		3,607,900	(e)
Total Diversified Consumer Services					8,774,462
Hotels, Restaurants & Leisure — 9.3%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Senior Notes	9.000%	5/15/18	2,310,000		2,315,775	(a)(e)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	2,426,517		2,054,047	(a)(b)(c)(f)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	1,470,000		1,521,450	(e)
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	2,470,000		2,457,650	(a)(e)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	6,936,000		5,288,700	(e)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	10,000		8,550	(e)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	2,875,000		3,126,562	(e)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	2,720,000		2,876,400	(a)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	2,680,000		2,733,600	(a)
CityCenter Holdings LLC/CityCenter Finance Corp., Secured Notes	11.500%	1/15/17	4,211,064		4,458,464	(f)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	2,580,000		2,702,550	(a)(e)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	1,047,564		1,021,375	(a)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp.	10.250%	6/15/15	975,000		1,828	(a)(g)(h)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	3,140,000		2,931,975	(a)(e)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	562,000		557,785	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	2,540,000		2,647,950	(a)
Mastro’s Restaurants LLC/RRG Finance Corp., Senior Secured Notes	12.000%	6/1/17	2,412,000		2,421,045	(a)
MGM Resorts International, Senior Notes	5.875%	2/27/14	1,610,000		1,658,300	(e)
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	890,000		1,014,600	(e)
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	2,135,000		2,396,537	(e)
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	1,445,000		1,495,575	(a)
Mohegan Tribal Gaming Authority, Senior Notes	11.000%	9/15/18	420,000		281,400	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	6,540,000		5,787,900	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	5,040,000		5,544,000	(e)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	3,990,000		4,618,425	(e)
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	1,665,000		1,823,175	(e)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Hotels, Restaurants & Leisure — continued
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	710,000		$744,613	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	4,920,000		5,153,700
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	1,450,000		0	(b)(c)(d)(g)
Wok Acquisition Corp., Senior Notes	10.250%	6/30/20	1,080,000		1,139,400	(a)
Total Hotels, Restaurants & Leisure					70,783,331
Internet & Catalog Retail — 0.4%
Netflix Inc., Senior Notes	8.500%	11/15/17	2,790,000		2,953,912	(e)
Leisure Equipment & Products — 0.4%
Party City Holdings Inc., Senior Notes	8.875%	8/1/20	2,900,000		3,016,000	(a)
Media — 6.4%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	1,040,000		1,099,800
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	840,000		920,850	(e)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	5,050,000		5,731,750	(e)
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	555,000		385,725	(a)
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	3,950,000		4,137,625	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	7.625%	3/15/20	1,850,000		1,780,625	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	7.625%	3/15/20	260,000		245,050	(a)
CSC Holdings Inc., Senior Debentures	7.875%	2/15/18	1,500,000		1,721,250	(e)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,815,000		2,119,012	(e)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	1,050,000		1,153,688	(e)
Entercom Radio LLC, Senior Notes	10.500%	12/1/19	2,190,000		2,392,575
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	2,360,000		2,460,300
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	2,610,000		2,309,850	(a)(e)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	5,000,000	EUR	5,459,899	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	740,000		836,200	(e)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	4,061,000		3,147,275	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	1,060,000		1,075,900	(a)(e)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,780,000		1,860,100	(a)(e)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	2,020,000		2,186,650	(a)(e)
UPC Holding BV, Senior Notes	9.875%	4/15/18	1,265,000		1,404,150	(a)(e)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	4,500,000	EUR	5,675,219	(a)
Total Media					48,103,493
Multiline Retail — 0.4%
Bon-Ton Department Stores Inc., Senior Secured Notes	10.625%	7/15/17	1,030,000		840,737	(a)(e)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	2,620,000		2,485,725	(e)
Total Multiline Retail					3,326,462
Specialty Retail — 2.5%
American Greetings Corp., Senior Notes	7.375%	12/1/21	3,300,000		3,514,500	(e)
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	3,550,000	EUR	4,193,202	(a)
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	760,000		723,900	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	4,540,000		4,261,925	(e)
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	2,000,000		2,127,520	(e)
Michaels Stores Inc., Senior Subordinated Notes	13.000%	11/1/16	2,163,000		2,314,432
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	1,800,000		1,860,750	(a)(e)
Total Specialty Retail					18,996,229
Textiles, Apparel & Luxury Goods — 0.6%
Boardriders SA, Senior Notes	8.875%	12/15/17	2,900,000	EUR	3,514,637	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Textiles, Apparel & Luxury Goods — continued
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	1,300,000	$1,355,250	(a)(e)
Total Textiles, Apparel & Luxury Goods				4,869,887
TOTAL CONSUMER DISCRETIONARY				169,935,573
CONSUMER STAPLES — 1.9%
Beverages — 0.1%
Innovation Ventures LLC/Innovation Ventures Finance Corp., Senior Secured Notes	9.500%	8/15/19	570,000	570,000	(a)
Food & Staples Retailing — 0.5%
New Albertsons Inc., Senior Notes	7.250%	5/1/13	540,000	533,925
Post Holdings Inc., Senior Notes	7.375%	2/15/22	3,140,000	3,289,150	(a)
Total Food & Staples Retailing				3,823,075
Food Products — 0.6%
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	1,250,000	1,306,250	(a)(e)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	2,800,000	2,576,000	(a)(e)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	514,000	607,805
Total Food Products				4,490,055
Personal Products — 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	1,230,000	1,223,850	(a)
Prestige Brands International Inc., Senior Notes	8.125%	2/1/20	400,000	444,500	(a)
Total Personal Products				1,668,350
Tobacco — 0.5%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	3,450,000	3,519,000	(e)
TOTAL CONSUMER STAPLES				14,070,480
ENERGY — 16.7%
Energy Equipment & Services — 2.8%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	1,470,000	1,572,900	(e)
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	1,760,000	1,716,000	(a)
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	4,905,000	4,954,050	(a)(e)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	2,730,000	2,941,575	(e)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	1,320,000	1,379,400	(a)(e)
SESI LLC, Senior Notes	7.125%	12/15/21	2,780,000	3,092,750	(a)(e)
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	4,910,000	5,425,550	(e)
Total Energy Equipment & Services				21,082,225
Oil, Gas & Consumable Fuels — 13.9%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	3,710,000	3,645,075	(e)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	2,140,000	2,225,600
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	690,000	717,600
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	1,400,000	1,484,000	(a)
Chesapeake Energy Corp., Senior Notes	6.775%	3/15/19	1,340,000	1,314,875
Coffeyville Resources LLC/Coffeyville Finance Inc., Senior Secured Notes	9.000%	4/1/15	2,160,000	2,305,800	(a)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	1,545,000	1,693,706	(e)
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	1,120,000	1,166,900	(e)
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	2,130,000	2,236,500
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	2,870,000	3,063,725	(e)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	6,800,853	5,100,640	(a)(b)(f)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	1,600,000	1,699,000	(e)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	2,720,000	2,672,400	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels — continued
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	1,875,000	$2,118,750	(e)
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	2,810,000	3,224,475	(e)
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	285,000	312,341	(e)(h)
Everest Acquisition LLC/Everest Acquisition Finance Inc., Senior Notes	9.375%	5/1/20	910,000	980,525	(a)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	4,440,000	4,040,400	(e)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	3,090,000	3,151,800	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	3,000,000	3,198,750	(a)(e)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,720,000	1,923,098	(a)(i)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,060,000	1,044,100	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	3,290,000	2,632,000
Novatek Finance Ltd., Notes	6.604%	2/3/21	2,300,000	2,665,700	(a)(i)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	4,830,000	2,728,950	(e)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,220,000	1,268,800	(e)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	6,067,000	7,810,959	(i)
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,145,000	1,460,995	(i)
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	360,000	453,706	(e)
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	3,640,000	527,800	(a)(e)(g)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	320,000	46,400	(a)(e)(g)
Pioneer Energy Services Corp., Senior Notes	9.875%	3/15/18	290,000	313,200
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	2,915,000	3,221,075	(e)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	2,260,000	2,553,800	(e)
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	770,000	830,676	(a)(e)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	8,164,000	7,898,670	(e)
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	530,000	589,625	(e)
Samson Investment Co., Senior Notes	9.750%	2/15/20	5,280,000	5,484,600	(a)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	990,000	1,014,750	(e)
Teekay Corp., Senior Notes	8.500%	1/15/20	4,810,000	4,966,325	(e)
Tesoro Corp., Senior Notes	6.250%	11/1/12	2,000,000	2,017,500	(e)
TNK-BP Finance SA	6.625%	3/20/17	230,000	255,875	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	270,000	305,640	(a)(i)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,390,000	1,654,100	(a)(i)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	200,000	238,000	(a)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	2,000,000	1,820,000
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	4,740,000	3,318,000	(a)(e)
Total Oil, Gas & Consumable Fuels				105,397,206
TOTAL ENERGY				126,479,431
FINANCIALS — 9.0%
Capital Markets — 0.3%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,320,000	2,392,572	(e)
Commercial Banks — 2.3%
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	990,000	1,012,275	(a)(e)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	3,710,000	4,440,184	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,710,000	1,513,350	(a)(e)(h)(j)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	3,920,000	3,569,685	(a)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	3,530,000	3,106,400	(e)(h)(j)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	1,660,000	1,673,273
Santander Issuances SAU, Notes	5.911%	6/20/16	2,090,000	1,935,528	(a)
Total Commercial Banks				17,250,695
Consumer Finance — 1.4%
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	4,210,000	4,166,637
Ally Financial Inc., Senior Notes	6.750%	12/1/14	6,140,000	6,654,225	(e)
Total Consumer Finance				10,820,862

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Diversified Financial Services — 4.0%
Bank of America Corp., Senior Notes	6.500%	8/1/16	420,000	$474,577
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	5,658,000	6,365,250	(e)
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	2,160,000	2,246,400	(e)
General Electric Capital Corp., Junior Subordinated Bonds	7.125%	6/15/22	300,000	325,829	(h)(j)
General Electric Capital Corp., Junior Subordinated Bonds	6.250%	12/15/22	1,600,000	1,643,360	(h)(j)
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	2,402,000	2,471,057	(e)
International Lease Finance Corp., Senior Notes	5.750%	5/15/16	800,000	837,190
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	3,385,000	3,956,219	(e)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	5,180,000	6,086,500	(e)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,160,000	2,538,000	(e)
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	2,630,000	2,853,550	(a)(f)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	517,500	(a)(h)
Total Diversified Financial Services				30,315,432
Insurance — 1.0%
American International Group Inc., Senior Notes	8.250%	8/15/18	3,180,000	3,927,443	(e)
ING Capital Funding Trust III, Junior Subordinated Bonds	4.061%	9/30/12	890,000	742,875	(e)(h)(j)
Liberty Mutual Group, Junior Subordinated Bonds	7.800%	3/7/87	1,750,000	1,833,125	(a)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	1,100,000	1,259,500	(a)(e)
Total Insurance				7,762,943
TOTAL FINANCIALS				68,542,504
HEALTH CARE — 7.3%
Health Care Equipment & Supplies — 0.5%
Biomet Inc., Senior Notes	10.000%	10/15/17	520,000	556,400	(e)
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	1,370,000	1,472,750	(e)(f)
Hologic Inc., Senior Notes	6.250%	8/1/20	1,330,000	1,409,800	(a)
Total Health Care Equipment & Supplies				3,438,950
Health Care Providers & Services — 6.4%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	1,920,000	2,217,600	(e)
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	2,390,000	2,545,350	(e)
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	1,880,000	2,213,700	(e)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	4,590,000	4,991,625
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	8,945,000	8,016,956	(e)
DJO Finance LLC/DJO Finance Corp., Senior Notes	10.875%	11/15/14	1,490,000	1,560,775
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	1,840,000	1,922,800
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	1,610,000	1,839,425	(e)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	460,000	515,775	(a)(e)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	1,020,000	1,181,925	(a)(e)
HCA Inc., Debentures	7.500%	11/15/95	1,325,000	1,086,500	(e)
HCA Inc., Senior Secured Notes	8.500%	4/15/19	3,520,000	3,984,200	(e)
HCA Inc., Senior Secured Notes	6.500%	2/15/20	960,000	1,075,200	(e)
INC Research LLC, Senior Notes	11.500%	7/15/19	1,380,000	1,373,100	(a)(e)
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	2,850,000	2,365,500	(a)(e)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	760,000	796,100	(a)
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	1,480,000	1,287,600	(e)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	2,277,000	2,652,705	(e)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	1,120,000	1,275,400	(e)
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	4,030,000	4,152,915	(e)
US Oncology Inc. Escrow	—	—	1,760,000	35,200	*

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Health Care Providers & Services — continued
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	1,285,000		$1,349,250	(e)
Total Health Care Providers & Services					48,439,601
Pharmaceuticals — 0.4%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	2,500,000	EUR	3,168,279	(a)
TOTAL HEALTH CARE					55,046,830
INDUSTRIALS — 19.5%
Aerospace & Defense — 1.9%
Ducommun Inc., Senior Notes	9.750%	7/15/18	1,880,000		1,955,200
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	5,180,000		5,594,400	(e)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	1,660,000		1,859,200	(e)
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	4,360,000		4,730,600	(a)(e)
Total Aerospace & Defense					14,139,400
Airlines — 3.2%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	1,371,246		1,374,674	(a)
BAA SH PLC, Senior Secured Notes	7.125%	3/1/17	2,450,000	GBP	3,967,610
Continental Airlines Inc., Pass-Through Certificates	5.983%	4/19/22	4,560,011		4,947,612	(e)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	8,390,000		8,683,650	(a)(e)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	6,587		6,736
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	1,589,768		1,621,563	(e)
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	613,439		662,514	(e)
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	1,040,000		1,101,100	(a)(e)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	1,544,000		1,605,760	(a)(e)
Total Airlines					23,971,219
Building Products — 1.2%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	2,467,400		2,325,524	(a)(c)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	2,260,000		2,615,950	(a)(i)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	1,424,000		1,648,280	(a)(i)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	800,000		869,040	(a)(i)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	1,139,000	EUR	1,406,681	(a)
Total Building Products					8,865,475
Commercial Services & Supplies — 3.4%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	800,000		712,000	(a)(e)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	5,495,000		4,698,225	(a)(e)
American Reprographics Co., Senior Notes	10.500%	12/15/16	3,910,000		4,007,750	(e)
Cenveo Corp., Secured Notes	8.875%	2/1/18	1,690,000		1,478,750
Geo Group Inc., Senior Notes	7.750%	10/15/17	2,965,000		3,209,612	(e)
JM Huber Corp., Senior Notes	9.875%	11/1/19	1,490,000		1,650,175	(a)(e)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	4,980,000		4,855,500	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	1,600,000		1,744,000	(e)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	3,140,000		3,351,950	(a)
Total Commercial Services & Supplies					25,707,962
Construction & Engineering — 1.0%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	2,710,000		2,303,500	(a)(e)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	4,730,000		5,143,875	(a)
Total Construction & Engineering					7,447,375
Electrical Equipment — 0.6%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	4,510,000		4,476,175	(a)(e)
Industrial Conglomerates — 0.4%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	2,490,000		2,810,588	(e)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Machinery — 1.1%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	4,460,000	$4,749,900	(a)(e)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	2,390,000	2,461,700	(a)
SPL Logistics Escrow LLC, Senior Secured Notes	8.875%	8/1/20	1,530,000	1,568,250	(a)
Total Machinery				8,779,850
Marine — 1.3%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	2,719,500	2,583,525	(a)(b)(f)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,900,000	1,871,500	(a)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	5,880,000	5,541,900	(e)
Total Marine				9,996,925
Road & Rail — 2.2%
Florida East Coast Holdings Corp., Senior Notes	11.250%	8/1/17	7,473,859	6,745,158	(f)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	1,699,000	1,932,613	(e)
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	3,605,000	4,064,637	(e)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	4,000,000	4,340,000	(e)
Total Road & Rail				17,082,408
Trading Companies & Distributors — 1.0%
Ashtead Capital Inc., Notes	9.000%	8/15/16	1,068,000	1,104,045	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	3,475,000	3,592,281	(e)
UR Financing Escrow Corp., Secured Notes	5.750%	7/15/18	256,000	268,160	(a)
UR Financing Escrow Corp., Senior Notes	7.625%	4/15/22	2,528,000	2,695,480	(a)
Total Trading Companies & Distributors				7,659,966
Transportation — 2.0%
CMA CGM, Senior Notes	8.500%	4/15/17	5,840,000	3,474,800	(a)(e)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	5,420,000	5,135,450	(a)(e)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	6,740,000	6,773,700	(a)(e)
Total Transportation				15,383,950
Transportation Infrastructure — 0.2%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	1,540,000	1,640,100	(a)(e)
TOTAL INDUSTRIALS				147,961,393
INFORMATION TECHNOLOGY — 3.7%
Communications Equipment — 0.5%
Lucent Technologies Inc., Debentures	6.450%	3/15/29	6,100,000	3,507,500	(e)
Electronic Equipment, Instruments & Components — 1.0%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	6,320,000	7,268,000	(a)(e)
Internet Software & Services — 0.4%
j2 Global Inc., Senior Notes	8.000%	8/1/20	1,260,000	1,274,175	(a)
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	1,920,000	2,040,000	(a)
Total Internet Software & Services				3,314,175
IT Services — 1.4%
First Data Corp., Senior Notes	9.875%	9/24/15	60,000	61,200
First Data Corp., Senior Notes	10.550%	9/24/15	9,126,818	9,400,622	(e)
First Data Corp., Senior Notes	11.250%	3/31/16	610,000	584,075
First Data Corp., Senior Notes	12.625%	1/15/21	530,000	537,950
SRA International Inc., Senior Notes	11.000%	10/1/19	465,000	471,975
Total IT Services				11,055,822
Semiconductors & Semiconductor Equipment — 0.2%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	1,186,000	1,248,265	(e)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Software — 0.2%
Lawson Software Inc., Senior Notes	10.000%	4/1/19	1,060,000	EUR	$1,356,393	(a)
TOTAL INFORMATION TECHNOLOGY					27,750,155
MATERIALS — 11.5%
Chemicals — 0.7%
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	2,120,000		2,400,900	(a)(e)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	2,430,000		2,575,800	(a)(e)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	680,000	EUR	865,947	(a)
Total Chemicals					5,842,647
Containers & Packaging — 2.8%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	3,170,000		3,344,350	(a)(e)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	1,160,000	EUR	1,505,763	(a)(e)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	200,000		209,250	(a)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	2,460,000		2,552,250	(a)(e)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.875%	8/15/19	1,680,000		1,782,900	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Senior Notes	8.500%	5/15/18	2,120,000		2,146,500
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Senior Notes	9.000%	4/15/19	4,600,000		4,703,500
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	4,650,000		4,929,000	(a)(e)
Total Containers & Packaging					21,173,513
Metals & Mining — 6.7%
CSN Resources SA, Senior Bonds	6.500%	7/21/20	990,000		1,076,625	(a)(i)
Evraz Group SA, Notes	8.250%	11/10/15	170,000		182,113	(a)
Evraz Group SA, Notes	9.500%	4/24/18	680,000		736,100	(a)(e)
Evraz Group SA, Notes	6.750%	4/27/18	4,550,000		4,390,750	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	330,000		357,225	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	1,120,000		1,153,600	(a)(e)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	4,600,000		4,864,500	(a)(e)
Horsehead Holding Corp., Senior Secured Subordinated Notes	10.500%	6/1/17	1,120,000		1,108,800	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	7,400,000		4,995,000	(a)(e)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	1,710,000		1,239,750	(a)(e)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	3,060,000		2,891,700	(a)
New World Resources NV, Senior Bonds	7.375%	5/15/15	1,300,000	EUR	1,587,523	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	1,940,000		2,163,100	(e)
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	2,190,000		2,294,025	(a)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	1,820,000		2,538,241	(e)
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	5,220,000		2,688,300
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	310,000		313,100	(e)
Schaeffler Finance BV, Senior Secured Notes	7.750%	2/15/17	700,000		744,625	(a)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	1,840,000		1,759,500	(a)(e)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	3,560,000		3,364,200
Vale Overseas Ltd., Notes	8.250%	1/17/34	1,846,000		2,451,256	(i)
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,826,000		2,205,490
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	2,070,000		2,157,975	(a)(i)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	3,630,000		3,466,650	(a)
Total Metals & Mining					50,730,148
Paper & Forest Products — 1.3%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	620,000		664,950	(a)(e)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	3,615,000		3,624,037	(e)
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	1,070,000		1,137,785	(a)(e)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Paper & Forest Products — continued
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,768,000		$1,414,400	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	260,000		267,800	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	3,830,000		1,532,000	(e)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Subordinated Notes	11.375%	8/1/16	2,160,000		1,090,800
Total Paper & Forest Products					9,731,772
TOTAL MATERIALS					87,478,080
TELECOMMUNICATION SERVICES — 10.0%
Diversified Telecommunication Services — 5.8%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	4,620,000		2,679,600	(a)(i)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	370,000		214,600	(a)(i)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	98,000		56,840	(a)
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	3,340,000		3,623,900	(a)(e)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	2,750,000		2,983,750	(a)(e)
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	947,000		1,000,269	(e)
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	1,800,000		1,878,750	(e)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	2,440,000		2,626,050
SBA Telecommunications Inc., Senior Notes	5.750%	7/15/20	1,120,000		1,183,000	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	3,120,000		3,502,200	(e)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	2,220,000		2,392,050	(a)(i)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes	7.500%	3/15/19	260,000		280,800	(a)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	700,000		731,255	(a)(e)
Vimpel Communications, Notes	6.493%	2/2/16	375,000		385,781	(a)
West Corp., Senior Notes	8.625%	10/1/18	2,680,000		2,944,650	(e)
West Corp., Senior Notes	7.875%	1/15/19	4,000,000		4,285,000	(e)
West Corp., Senior Subordinated Notes	11.000%	10/15/16	2,370,000		2,512,200	(e)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	1,620,000		1,352,700	(a)(e)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	7,675,513		4,873,951	(a)(e)(f)
Windstream Corp., Senior Notes	7.500%	4/1/23	4,030,000		4,211,350	(e)
Total Diversified Telecommunication Services					43,718,696
Wireless Telecommunication Services — 4.2%
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	2,190,000		2,220,112	(e)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	1,300,000	GBP	1,900,627	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	3,530,000		3,177,000	(e)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	9,405,000		9,405,000	(e)
Sprint Nextel Corp.	6.000%	12/1/16	1,550,000		1,577,125
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	7,200,000		8,424,000	(a)(e)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	3,144,000		3,450,540	(e)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	2,230,000		2,179,825	(a)
Total Wireless Telecommunication Services					32,334,229
TOTAL TELECOMMUNICATION SERVICES					76,052,925
UTILITIES — 9.2%
Electric Utilities — 4.2%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	4,270,000		4,590,250	(e)
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	2,810,000		2,388,500	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	7,440,000		7,719,000	(a)
GenOn REMA LLC, Senior Secured Notes	9.237%	7/2/17	3,092,880		3,232,060
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	2,711,292		2,609,618
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	6,930,000		7,276,500

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Electric Utilities — continued
Texas Competitive Electric Holdings Co. LLC, Senior Notes	10.250%	11/1/15	1,470,000		$466,725
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	4.685 - 11.500%	10/1/20	5,160,000		3,844,200	(a)(e)
Total Electric Utilities					32,126,853
Gas Utilities — 0.3%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	2,230,000		2,352,650	(e)
Independent Power Producers & Energy Traders — 4.6%
AES Corp., Senior Notes	7.375%	7/1/21	331,000		380,236	(a)
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	2,290,000		2,398,775	(a)
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	340,000		385,050	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	4,190,000		4,787,075	(a)(e)
Colbun SA, Senior Notes	6.000%	1/21/20	1,100,000		1,202,595	(a)(i)
Dynegy Inc., Bonds	7.670%	11/8/16	3,100,000		1,999,500	(g)
Edison Mission Energy, Senior Notes	7.750%	6/15/16	440,000		244,200
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	4,243,000		4,693,819	(e)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	3,350,000		3,366,750	(a)(e)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	6,900,000		6,865,500	(a)(e)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	5,595,000		5,790,825	(e)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	470,712		498,955
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,705,015		1,849,941
Total Independent Power Producers & Energy Traders					34,463,221
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	740,000		942,575	(a)(i)
TOTAL UTILITIES					69,885,299
TOTAL CORPORATE BONDS & NOTES (Cost — $831,814,336)					843,202,670
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.2%
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1 (Cost - $987,604)	2.441%	4/20/35	1,563,781		1,298,929	(h)
COLLATERALIZED SENIOR LOANS — 6.0%
CONSUMER DISCRETIONARY — 1.5%
Diversified Consumer Services — 0.5%
Realogy Corp., Second Lien Term Loan	13.500%	10/15/17	3,500,000		3,571,460	(k)
Hotels, Restaurants & Leisure — 0.5%
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	3,692,700		3,692,700	(k)
Media — 0.5%
Newsday LLC, Fixed Rate Term Loan	10.500%	8/1/13	4,000,000		4,057,500	(k)
TOTAL CONSUMER DISCRETIONARY					11,321,660
ENERGY — 1.7%
Oil, Gas & Consumable Fuels — 1.7%
Chesapeake Energy Corp., Term Loan	8.500%	12/1/17	13,260,000		13,245,308	(k)
FINANCIALS — 0.7%
Capital Markets — 0.7%
Stockbridge/SBE Holdings LLC, Term Loan B	13.000%	5/2/17	5,170,000		5,118,300	(k)
HEALTH CARE — 0.3%
Health Care Equipment & Supplies — 0.3%
BSN Medical Acquisition Holdings, Term Loan B	—	6/30/19	2,000,000	EUR	2,485,407	(l)
INDUSTRIALS — 0.7%
Machinery — 0.6%
Intelligrated Inc., Second Lien Term Loan	10.500%	12/31/19	4,200,000		4,200,000	(k)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Marine — 0.1%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	420,913		$420,913	(c)(k)
Trico Shipping AS, New Term Loan B	—	5/13/14	741,087		741,087	(c)(l)
Total Marine					1,162,000
TOTAL INDUSTRIALS					5,362,000
INFORMATION TECHNOLOGY — 0.3%
IT Services — 0.3%
First Data Corp., Extended Term Loan B	4.247%	3/23/18	212,079		198,360	(k)
First Data Corp., Non-Extended Term Loan B2	2.997%	9/24/14	257,218		249,903	(k)
SRA International Inc., Term Loan B	6.500%	7/20/18	1,781,429		1,710,172	(k)
TOTAL INFORMATION TECHNOLOGY					2,158,435
MATERIALS — 0.2%
Chemicals — 0.2%
Kerling PLC, Term Loan	10.000%	6/30/16	1,200,000	EUR	1,299,302	(k)
TELECOMMUNICATION SERVICES — 0.4%
Wireless Telecommunication Services — 0.4%
Vodafone Americas Finance 2 Inc., PIK Term Loan	6.875%	8/11/15	3,368,713		3,537,148	(k)
UTILITIES — 0.2%
Electric Utilities — 0.2%
Texas Competitive Electric Holdings Co. LLC, Extended Term Loan	4.746%	10/10/17	2,283,729		1,458,732	(k)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $45,721,121)					45,986,292
CONVERTIBLE BONDS & NOTES — 0.9%
CONSUMER DISCRETIONARY — 0.8%
Diversified Consumer Services — 0.8%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	7,025,000		6,111,750	(a)(e)
MATERIALS — 0.1%
Chemicals — 0.1%
Hercules Inc.	6.500%	6/30/29	880,000		727,654
TOTAL CONVERTIBLE BONDS & NOTES (Cost — $5,207,853)					6,839,404
SOVEREIGN BONDS — 3.9%
Argentina — 0.4%
Republic of Argentina	7.820%	12/31/33	705,892	EUR	469,006	(h)
Republic of Argentina, GDP Linked Securities	4.191%	12/15/35	4,809,113	EUR	588,163	(h)(m)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	98,000		94,373
Republic of Argentina, Senior Bonds	7.000%	10/3/15	1,396,000		1,165,005	(i)
Republic of Argentina, Senior Bonds	2.260%	12/31/38	224,638	EUR	78,441
Republic of Argentina, Senior Notes	8.750%	6/2/17	782,235		707,922
Total Argentina					3,102,910
Brazil — 1.1%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	1,541,000	BRL	772,650
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	14,342,000	BRL	7,249,093
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	755,000	BRL	379,288
Total Brazil					8,401,031
Colombia — 0.1%
Republic of Colombia, Senior Notes	7.375%	3/18/19	495,000		660,825	(i)
India — 0.3%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	1,174,000		1,106,495	(a)(h)(i)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	1,170,000		1,102,725	(a)(h)(i)
Total India					2,209,220

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Indonesia — 0.4%
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	6,024,000,000	IDR	$841,337
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	825,000		1,092,094	(a)(i)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	8,327,000,000	IDR	1,203,296
Total Indonesia					3,136,727
Peru — 0.3%
Republic of Peru, Bonds	7.840%	8/12/20	4,444,000	PEN	2,049,046
Russia — 0.2%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	1,055,000		1,154,328	(a)
Turkey — 0.6%
Republic of Turkey, Senior Bonds	11.875%	1/15/30	1,175,000		2,211,938
Republic of Turkey, Senior Notes	6.875%	3/17/36	2,064,000		2,641,920	(i)
Total Turkey					4,853,858
Venezuela — 0.5%
Bolivarian Republic of Venezuela	5.750%	2/26/16	3,370,000		2,982,450	(a)
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	1,164,000		925,962	(i)
Total Venezuela					3,908,412
TOTAL SOVEREIGN BONDS (Cost — $28,098,452)					29,476,357

			SHARES
COMMON STOCKS — 2.4%
CONSUMER DISCRETIONARY — 0.9%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			166,350		332,700	*(b)(c)
Media — 0.9%
Charter Communications Inc., Class A Shares			80,932		6,225,289	*
Cumulus Media Inc., Class A Shares			149,349		376,360	*
Total Media					6,601,649
TOTAL CONSUMER DISCRETIONARY					6,934,349
ENERGY — 0.7%
Energy Equipment & Services — 0.7%
KCAD Holdings I Ltd.			533,873,172		4,999,188	*(b)(c)
FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
PB Investors II LLC			60,468		0	*(b)(c)(d)
INDUSTRIALS — 0.8%
Marine — 0.8%
DeepOcean Group Holding AS			198,468		3,349,147	*(b)
Horizon Lines Inc., Class A Shares			1,490,060		2,682,108	*
TOTAL INDUSTRIALS					6,031,255
MATERIALS — 0.0%
Chemicals — 0.0%
LyondellBasell Industries NV, Class A Shares			1		45
TOTAL COMMON STOCKS (Cost — $23,617,510)					17,964,837

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2012

SECURITY	RATE		SHARES	VALUE
CONVERTIBLE PREFERRED STOCKS — 0.6%
FINANCIALS — 0.6%
Diversified Financial Services — 0.6%
Citigroup Inc. (Cost - $5,463,956)	7.500%		51,400	$4,412,176	(e)
PREFERRED STOCKS — 2.2%
FINANCIALS — 2.2%
Consumer Finance — 1.6%
GMAC Capital Trust I	8.125%		489,100	11,924,258	(h)
Diversified Financial Services — 0.6%
Citigroup Capital XIII	7.875%		168,125	4,604,944	(h)
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	8.250%		35,900	66,774	*(h)
TOTAL PREFERRED STOCKS (Cost — $17,041,236)				16,595,976

		EXPIRATION DATE	NOTIONAL AMOUNT
PURCHASED OPTIONS — 0.0%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.18 Index, Put @ $93.50 (Cost - $219,542)		9/19/12	$17,424,000	109,688

			WARRANTS
WARRANTS — 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/15/20	18,500	548,062	*(h)
Buffets Restaurant Holdings		4/28/14	3,488	35	*(b)(c)
Charter Communications Inc.		11/30/14	4,876	138,966	*
Nortek Inc.		12/7/14	8,427	42,135	*(b)(c)
SemGroup Corp.		11/30/14	21,481	223,188	*(c)
TOTAL WARRANTS (Cost — $117,196)				952,386
TOTAL INVESTMENTS — 127.5% (Cost — $958,288,806#)				966,838,715
Liabilities in Excess of Other Assets — (27.5)%				(208,615,896)
TOTAL NET ASSETS — 100.0%				$758,222,819

†			Face amount denominated in U.S. dollars, unless otherwise noted.
*			Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)			Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(c)			Illiquid security.
(d)			Value is less than $1.
(e)			All or a portion of this security is pledged as collateral pursuant to the loan agreement.
(f)			Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)			The coupon payment on these securities is currently in default as of July 31, 2012.
(h)			Variable rate security. Interest rate disclosed is as of the most recent information available.
(i)			All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(j)			Security has no maturity date. The date shown represents the next call date.
(k)			Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(l)			All or a portion of this loan is unfunded as of July 31, 2012. The interest rate for fully unfunded term loans is to be determined.
(m)			The security’s interest income payments are contingent upon the performance of Argentina’s GDP. There are no principal payments over the life of the security or upon the expiration of the security.
#			Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2012

Abbreviations used in this schedule:
BRL	- Brazilian Real
EUR	- Euro
GBP	- British Pound
GDP	- Gross Domestic Product
IDR	- Indonesian Rupiah
OJSC	- Open Joint Stock Company
PEN	- Peruvian Nuevo Sol

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	NOTIONAL AMOUNT	VALUE
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.18 Index, Call	9/19/12	$98.00	$14,850,000	$93,355
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.IG.18 Index, Put	9/19/12	130.00	79,200,000	87,849
TOTAL WRITTEN OPTIONS (Premiums received — $325,710)				$181,204

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Fund II Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•                  Level 1—quoted prices in active markets for identical investments

Notes to schedule of investments (unaudited) (continued)

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$836,047,983	$7,154,687	$843,202,670
Collateralized mortgage obligations	—	1,298,929	—	1,298,929
Collateralized senior loans	—	45,986,292	—	45,986,292
Convertible bonds & notes	—	6,839,404	—	6,839,404
Sovereign bonds	—	29,476,357	—	29,476,357
Common stocks:
Consumer discretionary	$6,601,649	—	332,700	6,934,349
Energy	—	—	4,999,188	4,999,188
Financials	—	—	0*	0*
Industrials	2,682,108	3,349,147	—	6,031,255
Other common stocks	45	—	—	45
Convertible preferred stocks	4,412,176	—	—	4,412,176
Preferred stocks	16,595,976	—	—	16,595,976
Purchased options	—	109,688	—	109,688
Warrants	—	910,216	42,170	952,386
Total investments	$30,291,954	$924,018,016	$12,528,745	$966,838,715
Other financial instruments:
Forward foreign currency contracts	—	$3,074,271	—	$3,074,271
Credit default swaps on credit indices - buy protection‡	—	368,646	—	368,646
Total other financial instruments	—	$3,442,917	—	$3,442,917
Total	$30,291,954	$927,460,933	$12,528,745	$970,281,632

LIABILITIES

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	—	$181,204	—	$181,204
Futures contracts	$274,714	—	—	274,714
Forward foreign currency contracts	—	8,424	—	8,424
Total	$274,714	$189,628	—	$464,342

†See Schedule of Investments for additional detailed categorizations.

‡Values include any premiums paid or received with respect to swap contracts.

* Value is less than $1.

Notes to schedule of investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

		COMMON STOCKS
	CORPORATE
	BONDS &	CONSUMER
INVESTM ENTS IN SECURITIES	NOTES	DISCRETIONARY	ENERGY	FINANCIALS	WARRANTS	TOTAL
Balance as of April 30, 2012	$7,320,975	$332,700	$4,946,869	$0*	$35	$12,600,579
Accrued premiums/discounts	14,991	—	—	—	—	14,991
Realized gain (loss)	—	—	—	—	—	—
Change in unrealized appreciation (depreciation)(1)	(711,490)	—	52,319	—	—	(659,171)
Purchases	530,211	$—	—	—	—	530,211
Sales	—	—	—	—	—	—
Transfers into Level 3(2)	—	—	—	—	42,135	42,135
Transfers out of Level 3	—	—	—	—	—	—
Balance as of July 31, 2012	$7,154,687	$332,700	$4,999,188	$0*	$42,170	$12,528,745
Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2012(1)	$(711,490)	—	$52,319	—	—	$(659,171)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

* Value is less than $1.

(1) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(2) Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

Notes to schedule of investments (unaudited) (continued)

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

Notes to schedule of investments (unaudited) (continued)

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(j) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of July 31, 2012, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended July 31, 2012, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can

Notes to schedule of investments (unaudited) (continued)

significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of July 31, 2012, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $189,628. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At July 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$65,602,781
Gross unrealized depreciation	(57,052,872)
Net unrealized appreciation	$8,549,909

During the period ended July 31, 2012, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of April 30, 2012	12,000,000	$160,800
Options written	94,050,000	325,710
Options closed	—	—
Options exercised	—	—
Options expired	(12,000,000)	(160,800)
Written options, outstanding as of July 31, 2012	94,050,000	$325,710

At July 31, 2012, the Fund had the following open futures contracts:

Notes to schedule of investments (unaudited) (continued)

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Sell:
U.S. Treasury 5-Year Notes	263	9/12	$32,542,755	$32,817,469	$(274,714)

At July 31, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY		LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Euro	Citibank, N.A.		164,625	$202,586	8/16/12	$(3,056)
Euro	UBS AG		160,000	196,895	8/16/12	(2,101)
						(5,157)
Contracts to Sell:
British Pound	Citibank, N.A.		1,500,000	2,351,756	8/16/12	66,904
British Pound	UBS AG		2,174,000	3,408,479	8/16/12	104,053
Euro	JPMorgan Chase & Co	.	880,830	1,083,929	8/15/12	174
Euro	Citibank, N.A.		5,700,000	7,014,366	8/16/12	398,027
Euro	Citibank, N.A.		1,400,000	1,722,827	8/16/12	38,736
Euro	UBS AG		29,680,917	36,525,057	8/16/12	2,466,377
Euro	UBS AG		550,000	676,825	8/16/12	(3,267)
						3,071,004
Net unrealized gain on open forward foreign currency contracts						$3,065,847

Transactions in reverse repurchase agreements for the Fund during the period ended July 31, 2012 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance*	Interest Rate*	Outstanding
$37,943,122	0.79%	$40,050,920

* Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.150% to 1.150% during the period ended July 31, 2012. Interest expense incurred on reverse repurchase agreements totaled $76,775.

At July 31, 2012, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements

Credit Suisse	0.75%	5/18/2012	TBD*	$1,843,771
Credit Suisse	1.00%	5/18/2012	TBD*	1,513,998
Credit Suisse	0.50%	6/4/2012	TBD*	1,082,179
Credit Suisse	0.85%	6/4/2012	TBD*	3,437,978
Credit Suisse	0.95%	6/4/2012	TBD*	787,200
Credit Suisse	1.00%	6/4/2012	TBD*	620,645
JPMorgan Chase & Co.	0.15%	5/16/2012	TBD*	1,451,800
JPMorgan Chase & Co.	1.00%	5/16/2012	TBD*	3,238,127
JPMorgan Chase & Co.	1.05%	5/16/2012	TBD*	249,021
JPMorgan Chase & Co.	1.15%	5/16/2012	TBD*	871,088
UBS Securities LLC	0.50%	2/9/2012	TBD*	4,038,188
UBS Securities LLC	0.60%	2/9/2012	TBD*	1,794,200

Notes to schedule of investments (unaudited) (continued)

UBS Securities LLC	0.65%	2/9/2012	TBD*	1,822,500
UBS Securities LLC	0.70%	2/9/2012	TBD*	1,658,400
UBS Securities LLC	0.85%	2/9/2012	TBD*	1,903,650
UBS Securities LLC	1.00%	2/9/2012	TBD*	1,652,675
UBS Securities LLC	0.70%	4/18/2012	TBD*	2,060,000
				$30,025,420

* TBD - To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On July 31, 2012, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $36,945,296.

At July 31, 2012, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
BNP Paribas (Markit CDX.NA.HY.18 Index)	$4,950,000	6/20/17	5.000% Quarterly	$153,603	$145,473	$8,130
BNP Paribas (Markit CDX.NA.HY.18 Index)	6,930,000	6/20/17	5.000% Quarterly	215,043	203,662	11,381
Total	$11,880,000			$368,646	$349,135	$19,511

1If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

2The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at July 31, 2012.

			Futures	Forward Foreign Currency
			Contracts	Contracts
Primary Underlying Risk	Purchased	Written Options,	Unrealized	Unrealized	Unrealized	Swap Contracts,
Disclosure	Options, at value	at value	Depreciation	Appreciation	Depreciation	at value	Total
Interest Rate Risk	—	—	$(274,714)	—	—	—	$(274,714)
Foreign Exchange Risk	—	—	—	$3,074,271	$(8,424)	—	3,065,847
Credit Risk	$109,688	$(181,204)	—	—	—	$368,646	297,130
Total	$109,688	$(181,204)	$(274,714)	$3,074,271	$(8,424)	$368,646	$3,088,263

During the period ended July 31, 2012, the volume of derivative activity for the Fund was as follows:

Notes to schedule of investments (unaudited) (continued)

Average market value
Purchased options	$27,422
Written options	128,311
Forward foreign currency contracts (to buy)	3,011,201
Forward foreign currency contracts (to sell)	56,996,752
Futures contracts (to sell)	32,660,379

Average notional balance
Credit default swap contracts (to buy protection)	$11,940,000

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.                                                  CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset High Income Fund II Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  September 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  September 26, 2012

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:  September 26, 2012